Exhibit 99.1

Document Sciences Announces First Quarter Financial Results

    CARLSBAD, Calif.--(BUSINESS WIRE)--April 25, 2003--Document Sciences Corporation (Nasdaq:DOCX) today reported a net loss for the quarter ended March 31, 2003, of $963,010 compared with a net loss of $588,926 for the quarter ended March 31, 2002.
    Net loss per share for the quarter ended March 31, 2003, was $0.25, based on 3,869,878 shares outstanding, compared with a net loss per share of $0.15, based on 3,848,659 shares outstanding for the same quarter in 2002. Revenues for the quarter ended March 31, 2003, were $4.6 million, a decrease of 5% from the revenues for the quarter ended March 31, 2002.
    Jack McGannon, Document Sciences' President and CEO, stated, "We continue to face a challenging environment in which sales cycles are being elongated. The financial results for the first quarter fell far short of our expectations and were below last year's results. These results and current economic and geopolitical factors may adversely affect our results for the balance of the year. Over the long-term, however, we remain convinced that our prospects are solid. As such, we will continue to devote significant amounts to activities that promote awareness and sales of our new xPression suite."
    McGannon also commented, "We are committed to building on our strong technology foundation." Document Sciences recently announced the release of xPression version 1.2. The latest version of xPression adds support for BEA WebLogic 7.0 and two new Web Services that allow organizations to easily extend the content processing capabilities of their existing enterprise applications.

    This press release contains "forward-looking" statements about our financial results and estimates, business prospects, and products that involve substantial risks and uncertainties. You can identify these statements by the fact that they use words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," and other words of similar meaning in connection with any discussion of future operating or financial performance. Among the factors that could cause actual results to differ materially include, among others, the following: (i) changes in our stock price; (ii) changes in our operating results; (iii) the market for document automation software;
(iv) continued expansion of our professional services; (v) market acceptance of our existing products and introduction of new products and enhancements to existing products; (vi) maintaining our relationships with Xerox; (vii) changes in general economic and business conditions and/or other risks detailed from time-to-time in our SEC reports, including the report on Form 10-K for the fiscal year ended December 31, 2002. We do not undertake, and specifically disclaim, any obligation to update forward-looking statements.

                     DOCUMENT SCIENCES CORPORATION
                      CONSOLIDATED BALANCE SHEETS

                                          March 31,     December 31,
                                            2003            2002
                                       ---------------  -------------
                                         (Unaudited)
ASSETS
Current assets:
    Cash and cash equivalents              $1,834,745     $2,284,367
    Short-term investments                  7,866,343      6,294,838
    Accounts receivable, net                3,879,668      7,223,750
    Due from affiliates                     1,075,437      1,242,196
    Unbilled revenue                           15,076        161,159
    Other current assets                      784,584        756,268
                                       ---------------  -------------
       Total current assets                15,455,853     17,962,578
Property and equipment, net                   964,072        781,874
Software development costs, net             1,577,886      1,518,102
Goodwill, net                                 724,615        724,615
Other assets                                  194,046        197,497
                                       ---------------  -------------
       Total assets                       $18,916,472    $21,184,666
                                       ===============  =============

LIABILITIES
Current liabilities:
    Accounts payable                         $210,605       $192,945
    Accrued compensation                      832,099      1,580,521
    Other accrued liabilities                 269,452        495,679
    Deferred revenue                        9,263,416      9,689,774
                                       ---------------  -------------
       Total current liabilities           10,575,572     11,958,919

Obligations under capital leases               85,021            ---
Deferred revenue - long-term                   22,405         44,810

STOCKHOLDERS' EQUITY
    Common stock, $.001 par value               3,875          3,858
    Additional paid-in capital             10,814,807     10,786,007
    Accumulated comprehensive income           (2,290)        10,981
    Retained deficit                       (2,582,918)    (1,619,909)
                                       ---------------  -------------
       Total stockholders' equity           8,233,474      9,180,937
                                       ---------------  -------------
       Total liabilities and
        stockholders' equity              $18,916,472    $21,184,666
                                       ===============  =============


                     DOCUMENT SCIENCES CORPORATION
                 CONSOLIDATED STATEMENTS OF OPERATIONS
                              (UNAUDITED)

                                             Three Months Ended
                                                 March 31,
                                       ------------------------------
                                            2003            2002
                                       ---------------  -------------
Revenues:
   Initial license fees                    $1,047,870     $1,355,031
   Annual renewal license and support
    fees                                    2,599,839      2,295,959
   Services and other                         960,958      1,195,641
                                       ---------------  -------------
      Total revenues                        4,608,667      4,846,631
Cost of revenues:
   Initial license fees                       265,551        350,314
   Annual renewal license and support
    fees                                      373,815        375,320
   Services and other                         680,782        677,679
                                       ---------------  -------------
      Total cost of revenues                1,320,148      1,403,313
                                       ---------------  -------------
Gross margin                                3,288,519      3,443,318
Operating expenses:
   Research and development                 1,403,552      1,626,513
   Selling and marketing                    2,198,803      1,676,612
   General and administrative                 689,834        744,562
                                       ---------------  -------------
      Total operating expenses              4,292,189      4,047,687
                                       ---------------  -------------
Loss from operations                       (1,003,670)      (604,369)
   Interest and other income, net              64,070         15,443
                                       ---------------  -------------
Loss before income taxes                     (939,600)      (588,926)
   Provision for income taxes                  23,410            ---
                                       ---------------  -------------
Net loss                                    $(963,010)     $(588,926)
                                       ===============  =============


Net loss per share--basic                      $(0.25)        $(0.15)
                                       ===============  =============
Weighted average shares used in
 basic calculation                          3,869,878      3,848,659
                                       ===============  =============
Net loss per share--diluted                    $(0.25)        $(0.15)
                                       ===============  =============
Weighted average shares used in
 diluted calculation                        3,869,878      3,848,659
                                       ===============  =============

    CONTACT: Document Sciences Corporation
             Jack McGannon, 760/602-1597 (Editorial Contact) jmcgannon@docscience.com or
             Fi.Comm
             Heidi Flannery, 503/203-8808 (Investor Contact) heidi.flannery@ficomm.com